UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2021

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
1.25% Notes due June 2023	SYY23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 23, 2021, the Compensation and Leadership Development Committee (the “Committee”) of the Board of Directors (the “Board”) of Sysco Corporation (the “Company” or “Sysco”) approved the cancellation and replacement of the performance share units (“PSUs”) previously issued to Mr. Kevin Hourican, the President and Chief Executive Officer (“CEO”) of the Company, on February 12, 2020, in connection with his new hire compensation. These PSUs consisted of (i) 65,259 PSUs issued as part of his fiscal year 2020 annual long-term incentive award (the “FY20 PSU Award”) and (ii) 54,595 PSUs issued as a make-whole award (the “Make-Whole PSU Award”) for outstanding equity issued by Mr. Hourican’s prior employer that was forfeited. The goals for these PSU awards were established in July 2019, more than six months prior to Mr. Hourican’s appointment as President and CEO.

Summary of Mr. Hourican’s New Hire PSU Awards

As disclosed previously, in January 2020, the Board elected Mr. Hourican as President and CEO, effective February 1, 2020. At the time of his election, the Committee approved a new hire compensation package for Mr. Hourican with a significant emphasis on equity-based incentives in order to immediately and significantly align his interests with the interests of Sysco’s stockholders, as well as to motivate and reward him for driving improvements in the Company’s performance. Specifically, these awards included a target annual equity award and a make-whole award for shares that Mr. Hourican was forfeiting by leaving his prior employer, as described further below:

Compensation Component	Target Value	Description
Target annual equity award for fiscal 2020 granted on February 12, 2020	$8,500,000

Represents annual LTI target award valued at 654% of his annual base salary, which was approximately at median for Sysco’s peer group at the time.

Awarded 40% in stock options and 60% in PSUs. The options vest in three equal, annual installments on August 21, 2020, 2021 and 2022. The PSUs were issued with a performance period from June 30, 2019 through July 2, 2022.

Equity make whole – forfeited equity awards	$12,800,000

Replaced the value of outstanding equity awards issued by his previous employer that were scheduled to vest in April 2021 (restricted stock units (“RSUs”), PSUs and options), April 2022 (PSUs and options) and April 2023 (options).

Awarded 33% in stock options, 33% in time-based RSUs and 33% in PSUs. The options have a 10-year term and vest in three equal, annual installments on August 21, 2020, 2021 and 2022. The RSUs vest and settle in two equal installments on the 12-month and 18-month anniversaries of Mr. Hourican’s start date, February 1, 2020. The PSUs were issued with a performance period from June 30, 2019 through July 2, 2022.

Impact of COVID-19 Pandemic on New Hire PSUs

Within weeks of Mr. Hourican’s appointment, the World Health Organization declared the coronavirus a pandemic and governments across the U.S. and Europe initiated lockdowns. These events had an adverse impact on numerous aspects of Sysco’s business, financial condition and results of operations, including the Company’s financial performance with respect to the performance metrics under its annual and long-term incentive awards. Immediately after the onset of the crisis, Sysco leadership acted quickly to stabilize the business, including ensuring access to liquidity, reducing variable and structural costs and pivoting its business to maximize sales during a period of disruption. In addition, Mr. Hourican has led the Company’s efforts to substantially accelerate the transformation of its business and strengthen the executive leadership team required to successfully implement the transformation plan.

In excess of 40% of Mr. Hourican’s total new hire equity award was in the form of PSUs with performance goals that were established in July 2019, prior to Mr. Hourican’s employment. Due to the effects of the pandemic, within months of the grant date the performance goals under the PSUs granted to Mr. Hourican in February of 2020 became effectively unachievable, and the Committee deemed those previously set goals no longer relevant. Although the Committee believes strongly in pay-for-performance, the circumstances surrounding the impact of the pandemic on Sysco’s business, which occurred almost immediately after Mr. Hourican’s appointment, were extraordinary, and the Committee believes it would be detrimental to the Company’s business to undermine the motivation and retention of its CEO by allowing his new hire PSUs to remain unachievable. No adjustments to the PSUs previously issued to any other participant were made or are contemplated by the Committee.

Approval of Replacement PSU Award

As a result, following careful deliberations, on June 23, 2021, the Committee approved (i) the cancellation of the FY20 PSU Award and the Make-Whole PSU Award; and (ii) the issuance, pursuant to the Sysco 2018 Omnibus Incentive Plan, of a replacement award comprised of an equivalent number of new PSUs. The new PSUs were granted using the same performance goals as the fiscal year 2021 PSUs awarded to Sysco’s leadership team and described in Sysco’s Current Report on Form 8-K dated July 31, 2020, subject to the following additional terms:

•	The shares of common stock received by Mr. Hourican, if any, upon the vesting of these replacement PSUs will be subject to a two-year holding requirement;

•

Consistent with his original award, 50% of the new PSUs issued to replace the FY20 PSU Award will vest immediately if Mr. Hourican’s employment is terminated without cause or upon his resignation for good reason, as such terms are defined in the letter agreement between Sysco and Mr. Hourican (together, an “Involuntary Termination”); and

•	Consistent with his original award, 100% of the new PSUs issued to replace the Make-Whole PSU Award will vest immediately upon Mr. Hourican’s Involuntary Termination.

This action allowed the Committee to align Mr. Hourican’s new hire incentives with the current business context, recognize the scope and effectiveness of his strong leadership during this crisis, including the company’s business transformation initiatives, as well as continue to motivate and incentivize Mr. Hourican’s performance with equity compensation that includes achievable, while still rigorous, goals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: June 29, 2021	By:	/s/ Gerald W. Clanton
Gerald W. Clanton
Vice President, Legal, Deputy General Counsel and Assistant Corporate Secretary